Exhibit 99.2

Supplemental
Disclosure

Quarter ended December 31, 2025

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2025

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended December 31, 2025

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 12/31/25	Twelve Months Ended 12/31/25

	Total properties in Brixmor Property Group portfolio	348	348
	Acquired properties excluded from Same Property NOI	(7)	(10)
	Additional exclusions (1)	(4)	(6)
	Same Property NOI pool (2)	337	332

(1) Additional exclusions for the three months ended December 31, 2025 and 2024 include four properties that were subject to partial dispositions in 2025. Additional exclusions for the twelve months ended December 31, 2025 and 2024 include two properties that were subject to partial dispositions in 2024 and four properties that were subject to partial dispositions in 2025.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. Two outparcels acquired in 2025 are excluded from the Same Property NOI pool for the three months ended December 31, 2025 and 2024. One outparcel acquired in 2024 and two outparcels acquired in 2025 are excluded from the Same Property NOI pool for the twelve months ended December 31, 2025 and 2024.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/25	12/31/24	12/31/25	12/31/24
Total revenues (page 6)	$ 353,750	$ 328,442	$ 1,371,597	$ 1,285,054
Net income attributable to Brixmor Property Group Inc. (page 6)	137,125	83,404	386,228	339,274
Net income attributable to Brixmor Property Group Inc. per diluted share (page 6)	0.44	0.27	1.25	1.11
NOI (page 10)	246,881	231,007	968,279	924,969
EBITDA (page 7)	300,120	242,936	1,028,639	939,406
EBITDAre (page 7)	240,010	218,846	925,761	872,485
Adjusted EBITDA (page 7)	240,046	219,594	926,115	872,810
Cash Adjusted EBITDA (page 7)	231,133	209,156	878,702	833,449
Nareit FFO (page 8)	178,428	161,439	693,297	647,864
Nareit FFO per diluted share (page 8)	0.58	0.53	2.25	2.13
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.3075	0.2875	1.1700	1.1050
Dividend payout ratio (as % of Nareit FFO) (page 8)	52.8%	54.4%	51.7%	51.6%

	Three Months Ended
Summary Operating and Financial Ratios	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
NOI margin (page 10)	73.6%	74.1%	74.3%	74.0%	72.9%
Same property NOI performance (page 11) (1)	6.0%	4.0%	3.8%	2.8%	4.7%
Fixed charge coverage, current quarter annualized (page 13)	4.0x	4.1x	4.2x	4.2x	4.0x
Fixed charge coverage, trailing twelve months (page 13)	4.1x	4.1x	4.1x	4.0x	4.0x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.4x	5.6x	5.5x	5.5x	5.7x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.6x	5.7x	5.6x	5.7x	5.7x

Outstanding Classes of Stock	As of 12/31/25	As of 9/30/25	As of 6/30/25	As of 3/31/25	As of 12/31/24
Common shares outstanding (page 13)	306,105	306,100	306,100	306,060	305,492

	Three Months Ended
Summary Acquisitions and Dispositions	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
Aggregate purchase price of acquisitions (page 17)	$ 190,689	$ 223,000	$ —	$ 3,100	$ 211,835
Aggregate sale price of dispositions (page 18)	170,191	81,197	22,350	22,750	69,300
NOI adjustment for acquisitions and dispositions, net (3)	(346)

Summary Portfolio Statistics (4)	As of 12/31/25	As of 9/30/25	As of 6/30/25	As of 3/31/25	As of 12/31/24
Number of properties (page 26)	348	354	360	361	363
Percent billed (page 26)	91.6%	90.2%	89.7%	90.0%	91.4%
Percent leased (page 26)	95.1%	94.1%	94.2%	94.1%	95.2%
ABR PSF (page 26)	$ 18.77	$ 18.48	$ 18.07	$ 17.94	$ 17.66
New lease rent spread (page 29)	34.7%	30.5%	43.8%	47.5%	34.4%
New & renewal lease rent spread (page 29)	24.2%	17.8%	24.2%	20.5%	21.0%
Total - new, renewal & option lease rent spread (page 29)	18.6%	12.8%	19.4%	15.0%	16.1%
Total - new, renewal & option GLA (page 29)	2,179,975	2,638,011	2,465,322	2,247,394	2,531,648

2026 Guidance	Current
Nareit FFO per diluted share	$2.33 - $2.37
Same property NOI performance	4.50% - 5.50%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2025

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/25	12/31/24
Assets
Real estate
Land	$1,849,779	$1,834,814
Buildings and tenant improvements	9,296,849	8,895,571
Construction in progress	92,129	152,260
Lease intangibles	548,740	526,412
	11,787,497	11,409,057
Accumulated depreciation and amortization	(3,588,646)	(3,410,179)
Real estate, net	8,198,851	7,998,878
Cash and cash equivalents	334,422	377,616
Restricted cash	27,108	1,076
Marketable securities	21,283	20,301
Receivables, net, including straight-line rent receivables of $237,837 and $208,785, respectively	315,128	281,947
Deferred charges and prepaid expenses, net	169,326	167,080
Real estate assets held for sale	4,551	4,189
Other assets	62,468	57,827
Total assets	$9,133,137	$8,908,914

Liabilities
Debt obligations, net	$5,494,753	$5,339,751
Accounts payable, accrued expenses and other liabilities	628,328	585,241
Total liabilities	6,123,081	5,924,992

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,231,761 and 314,619,008 shares issued and 306,104,769 and 305,492,016
shares outstanding	3,061	3,055
Additional paid-in capital	3,437,853	3,431,043
Accumulated other comprehensive income	1,722	8,218
Distributions in excess of net income	(432,822)	(458,638)
Total stockholders' equity	3,009,814	2,983,678
Non-controlling interests	242	244
Total equity	3,010,056	2,983,922
Total liabilities and equity	$9,133,137	$8,908,914

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/25	12/31/24	12/31/25	12/31/24
Revenues
Rental income	$352,209	$328,356	$1,369,465	$1,283,421
Other revenues	1,541	86	2,132	1,633
Total revenues	353,750	328,442	1,371,597	1,285,054

Operating expenses
Operating costs	44,306	42,307	162,285	152,825
Real estate taxes	44,324	43,632	178,231	164,291
Depreciation and amortization	102,822	103,331	414,930	381,396
Impairment of real estate assets	4,386	—	20,461	11,143
General and administrative	28,631	27,933	112,669	116,363
Total operating expenses	224,469	217,203	888,576	826,018

Other income (expense)
Dividends and interest	3,649	4,978	7,736	20,776
Interest expense	(59,516)	(55,441)	(224,689)	(215,994)
Gain on sale of real estate assets	64,496	24,090	123,339	78,064
Gain (Loss) on extinguishment of debt, net	—	—	(296)	554
Other	(780)	(1,460)	(2,856)	(3,160)
Total other expense	7,849	(27,833)	(96,766)	(119,760)

Net income	137,130	83,406	386,255	339,276
Net income attributable to non-controlling interests	(5)	(2)	(27)	(2)
Net income attributable to Brixmor Property Group Inc.	$137,125	$83,404	$386,228	$339,274

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.45	$0.27	$1.26	$1.12
Diluted	$0.44	$0.27	$1.25	$1.11
Weighted average shares:
Basic	307,232	305,042	307,181	303,130
Diluted	307,933	306,052	307,866	304,038

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/25	12/31/24	12/31/25	12/31/24

Net income	$137,130	$83,406	$386,255	$339,276
Interest expense	59,516	55,441	224,689	215,994
Federal and state taxes	652	758	2,765	2,740
Depreciation and amortization	102,822	103,331	414,930	381,396
EBITDA	300,120	242,936	1,028,639	939,406
Gain on sale of real estate assets	(64,496)	(24,090)	(123,339)	(78,064)
Impairment of real estate assets	4,386	—	20,461	11,143
EBITDAre	$240,010	$218,846	$925,761	$872,485

EBITDAre	$240,010	$218,846	$925,761	$872,485
(Gain) Loss on extinguishment of debt, net	—	—	296	(554)
Transaction expenses, net	36	748	58	879
Total adjustments	36	748	354	325
Adjusted EBITDA	$240,046	$219,594	$926,115	$872,810

Adjusted EBITDA	$240,046	$219,594	$926,115	$872,810
Straight-line rental income, net	(6,324)	(7,198)	(33,444)	(30,867)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,747)	(3,327)	(14,560)	(8,562)
Straight-line ground rent expense, net (1)	158	87	591	68
Total adjustments	(8,913)	(10,438)	(47,413)	(39,361)
Cash Adjusted EBITDA	$231,133	$209,156	$878,702	$833,449

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	12/31/25
Debt obligations, net	$5,494,753
Less: Net unamortized premium	(10,277)
Add: Deferred financing fees	33,977
Less: Cash, cash equivalents and restricted cash	(361,530)
Net Principal Debt	$5,156,923

Adjusted EBITDA, current quarter annualized	$960,184
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.4x

Adjusted EBITDA, trailing twelve months	$926,115
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.6x

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/25	12/31/24	12/31/25	12/31/24

Net income attributable to Brixmor Property Group Inc.	$137,125	$83,404	$386,228	$339,274
Depreciation and amortization related to real estate	101,413	102,125	409,947	375,511
Gain on sale of real estate assets	(64,496)	(24,090)	(123,339)	(78,064)
Impairment of real estate assets	4,386	—	20,461	11,143
Nareit FFO	$178,428	$161,439	$693,297	$647,864

Nareit FFO per diluted share	$0.58	$0.53	$2.25	$2.13
Weighted average diluted shares outstanding	307,933	306,052	307,866	304,038

Items that impact FFO comparability
Gain (Loss) on extinguishment of debt, net	$—	$—	$(296)	$554
Transaction expenses, net	(36)	(748)	(58)	(879)
Total items that impact FFO comparability	$(36)	$(748)	$(354)	$(325)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$6,324	$7,198	$33,444	$30,867
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,747	3,327	14,560	8,562
Straight-line ground rent expense, net (1)	(158)	(87)	(591)	(68)

Dividends declared per share	$0.3075	$0.2875	$1.1700	$1.1050
Dividends declared	$94,127	$87,829	$358,126	$334,362
Dividend payout ratio (as % of Nareit FFO)	52.8%	54.4%	51.7%	51.6%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	12/31/25	12/31/24

Deferred charges and prepaid expenses, net
Deferred charges, net	$144,555	$143,611
Prepaid expenses, net	24,771	23,469
Total deferred charges and prepaid expenses, net	$169,326	$167,080

Other assets
Right-of-use asset	$44,114	$38,784
Furniture, fixtures and leasehold improvements, net	14,618	13,827
Interest rate swaps	—	1,974
Other	3,736	3,242
Total other assets	$62,468	$57,827

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$277,615	$280,819
Below market leases, net	144,760	120,261
Dividends payable	97,993	91,805
Lease liability	47,351	41,467
Interest rate swaps	4,553	598
Other	56,056	50,291
Total accounts payable, accrued expenses and other liabilities	$628,328	$585,241

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/25	12/31/24	12/31/25	12/31/24
Net Operating Income Detail
Base rent	$244,503	$235,257	$961,361	$925,254
Expense reimbursements	81,724	77,553	313,696	291,947
Revenues deemed uncollectible	(3,298)	(3,941)	(11,040)	(9,579)
Ancillary and other rental income / Other revenues	10,851	6,119	34,584	24,670
Percentage rents	1,573	1,871	9,603	9,725
Operating costs	(44,148)	(42,220)	(161,694)	(152,757)
Real estate taxes	(44,324)	(43,632)	(178,231)	(164,291)
Net operating income	$246,881	$231,007	$968,279	$924,969

Operating Ratios
NOI margin (NOI / revenues)	73.6%	72.9%	74.0%	74.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	92.4%	90.3%	92.3%	92.1%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Net Operating Income
Net income attributable to Brixmor Property Group Inc.	$137,125	$83,404	$386,228	$339,274
Lease termination fees	(9,326)	(1,058)	(15,389)	(3,608)
Straight-line rental income, net	(6,324)	(7,198)	(33,444)	(30,867)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,747)	(3,327)	(14,560)	(8,562)
Straight-line ground rent expense, net (1)	158	87	591	68
Depreciation and amortization	102,822	103,331	414,930	381,396
Impairment of real estate assets	4,386	—	20,461	11,143
General and administrative	28,631	27,933	112,669	116,363
Total other expense	(7,849)	27,833	96,766	119,760
Net income attributable to non-controlling interests	5	2	27	2
Net operating income	$246,881	$231,007	$968,279	$924,969

Supplemental Statement of Operations Detail
Rental income
Base rent	$244,503	$235,257	$961,361	$925,254
Expense reimbursements	81,724	77,553	313,696	291,947
Revenues deemed uncollectible	(3,298)	(3,941)	(11,040)	(9,579)
Lease termination fees	9,326	1,058	15,389	3,608
Straight-line rental income, net	6,324	7,198	33,444	30,867
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,747	3,327	14,560	8,562
Ancillary and other rental income	9,310	6,033	32,452	23,037
Percentage rents	1,573	1,871	9,603	9,725
Total rental income	$352,209	$328,356	$1,369,465	$1,283,421

Other revenues	$1,541	$86	$2,132	$1,633

Interest expense
Note interest	$52,471	$48,508	$194,910	$190,682
Unsecured credit facility and term loan interest	6,568	6,957	29,101	25,002
Capitalized interest	(841)	(1,094)	(4,055)	(3,981)
Deferred financing cost amortization	1,982	1,771	7,454	7,140
Debt premium and discount accretion, net	(664)	(701)	(2,721)	(2,849)
Total interest expense	$59,516	$55,441	$224,689	$215,994

Other
Federal and state taxes	$652	$758	$2,765	$2,740
Other	128	702	91	420
Total other	$780	$1,460	$2,856	$3,160

Additional Disclosures
Capitalized construction compensation costs	$4,038	$4,516	$16,326	$18,925
Capitalized real estate taxes, insurance, and utilities	868	604	3,083	3,018
Capitalized leasing legal costs (2)	956	680	2,171	3,184
Capitalized leasing commission costs	1,777	1,538	7,535	7,581
Equity compensation expense, net	4,622	4,082	17,616	17,937

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/25	12/31/24	Change	12/31/25	12/31/24	Change
Same Property NOI Analysis
Number of properties	337	337	—	332	332	—
Percent billed	91.7%	91.6%	0.1%	91.7%	91.5%	0.2%
Percent leased	95.3%	95.6%	(0.3)%	95.3%	95.6%	(0.3)%

Revenues
Base rent	$232,386	$224,505		$903,042	$871,807
Expense reimbursements	76,988	74,212		292,077	275,598
Revenues deemed uncollectible	(3,591)	(3,378)		(10,987)	(8,655)
Ancillary and other rental income / Other revenues	10,270	5,717		32,323	23,146
Percentage rents	1,411	1,867		8,978	9,534
	317,464	302,923	4.8%	1,225,433	1,171,430	4.6%
Operating expenses
Operating costs	(40,810)	(39,837)		(149,004)	(142,965)
Real estate taxes	(42,024)	(41,686)		(166,157)	(154,932)
	(82,834)	(81,523)	1.6%	(315,161)	(297,897)	5.8%
Same property NOI	$234,630	$221,400	6.0%	$910,272	$873,533	4.2%

NOI margin	73.9%	73.1%		74.3%	74.6%
Expense recovery ratio	92.9%	91.0%		92.7%	92.5%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$7,881	3.6%		$31,235	3.6%
Revenues deemed uncollectible	(213)	(0.1)%		(2,332)	(0.3)%
Net expense reimbursements	1,465	0.7%		(785)	(0.1)%
Ancillary and other rental income / Other revenues	4,553	2.0%		9,177	1.1%
Percentage rents	(456)	(0.2)%		(556)	(0.1)%
		6.0%			4.2%

Reconciliation of Net income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$137,125	$83,404		$386,228	$339,274
Adjustments:
Non-same property NOI	(12,251)	(9,607)		(58,007)	(51,436)
Lease termination fees	(9,326)	(1,058)		(15,389)	(3,608)
Straight-line rental income, net	(6,324)	(7,198)		(33,444)	(30,867)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,747)	(3,327)		(14,560)	(8,562)
Straight-line ground rent expense, net	158	87		591	68
Depreciation and amortization	102,822	103,331		414,930	381,396
Impairment of real estate assets	4,386	—		20,461	11,143
General and administrative	28,631	27,933		112,669	116,363
Total other expense	(7,849)	27,833		96,766	119,760
Net income attributable to non-controlling interests	5	2		27	2
Same property NOI	$234,630	$221,400		$910,272	$873,533

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/25	12/31/24	12/31/25	12/31/24
Leasing related:
Tenant improvements and tenant inducements	$21,091	$21,066	$75,388	$90,899
External leasing commissions	4,659	4,449	14,576	13,746
	25,750	25,515	89,964	104,645

Maintenance capital expenditures	17,281	17,886	38,140	49,316
Total leasing related and maintenance capital expenditures	$43,031	$43,401	$128,104	$153,961

Value-enhancing:
Anchor space repositionings	$8,594	$12,120	$45,557	$41,427
Outparcel developments	2,549	823	8,154	7,242
Redevelopments	19,250	33,184	105,216	128,068
Other (1)	1,750	2,616	14,149	19,294
Total value-enhancing capital expenditures	$32,143	$48,743	$173,076	$196,031

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/25	12/31/24
Equity Capitalization:
Common shares outstanding			306,105	305,492
Common share price			$26.22	$27.84
Total equity capitalization			$8,026,073	$8,504,897

Debt:
Revolving credit facility			$—	$—
Term loan facility			500,000	500,000
Unsecured notes			5,018,453	4,850,765
Total principal debt			5,518,453	5,350,765
Add: Net unamortized premium			10,277	14,279
Less: Deferred financing fees			(33,977)	(25,293)
Debt obligations, net			5,494,753	5,339,751
Less: Cash, cash equivalents and restricted cash			(361,530)	(378,692)
Net debt			$5,133,223	$4,961,059

Total market capitalization			$13,159,296	$13,465,956

Liquidity:
Cash, cash equivalents and restricted cash			$361,530	$378,692
Available under Revolving Credit Facility (1)			1,248,597	1,248,597
			$1,610,127	$1,627,289

Ratios:
Principal debt to total market capitalization			41.9%	39.7%
Principal debt to total assets, before depreciation			43.4%	43.4%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (2)			5.4x	5.7x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (2)			5.6x	5.7x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.0x	4.0x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.0x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.0x	4.0x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.0x

			As of	As of
			12/31/25	12/31/24
Percentage of total debt: (3)
Fixed			100.0%	100.0%
Variable			—%	—%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.5	4.3
Variable			—	—
Total			4.5	4.3

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net Principal Debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of February 9, 2026.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2026	$607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	1,300,000	4.31%
2031	500,000	2.50%
2032	400,000	5.20%
2033	400,000	4.85%
2034	400,000	5.50%
2035	400,000	5.75%
2036+	—	—%
Total Debt Obligations	$5,518,453	4.25%

Net unamortized premium	10,277
Deferred financing costs	(33,977)
Debt Obligations, Net	$5,494,753

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (SOFR + 85 basis points) (2)(3)(4)	$500,000	4.73%	4/30/30	9.06%

Unsecured Notes
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	10.87%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.25%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.34%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	13.59%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.50%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.06%
5.20% 2032 Brixmor OP Notes	400,000	5.20%	4/1/32	7.25%
4.85% 2033 Brixmor OP Notes	400,000	4.85%	2/15/33	7.25%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.25%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.25%
Total Fixed Rate Unsecured Notes	5,018,453	4.20%		90.94%

Total Fixed Rate Debt	$5,518,453	4.25%		100.00%

Variable Rate Debt:
Revolving Credit Facility (SOFR + 77.5 basis points) (4)	$—	4.65%	4/30/29	—%

Total Variable Rate Debt	$—	4.65%		—%

Total Debt Obligations	$5,518,453	4.25%		100.00%

Net unamortized premium	10,277
Deferred financing costs	(33,977)
Debt Obligations, Net	$5,494,753

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 85 basis points) through July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 85 basis points) through July 26, 2027.
(4) As of December 31, 2025, the Revolving Credit Facility and Term Loan Facility qualify for reductions of 7.5 basis points and 10 basis points, respectively, in the applicable credit spreads due to the achievement of a certain leverage ratio metric targets.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/25

I. Aggregate debt test	< 65%	44.4%
Total Debt		5,494,753
Total Assets		12,362,540

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		12,362,540

III. Unencumbered asset ratio	> 150%	225.0%
Total Unencumbered Assets		12,362,540
Unsecured Debt		5,494,753

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.9x	4.0x
Consolidated EBITDA		926,115	941,824
Annual Debt Service Charge		236,103	236,494

(1) The Company had no secured debt as of December 31, 2025
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.200% 2032 Notes, 4.850% 2033 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on September 9, 2025 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/25

I. Leverage ratio	< 60%	32.3%
Total Outstanding Indebtedness		5,518,453
Balance Sheet Cash (1)		363,365
Total Asset Value		15,967,788

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		363,365
Total Asset Value		15,967,788

III. Unsecured leverage ratio	< 60%	32.5%
Total Unsecured Indebtedness		5,518,453
Unrestricted Cash (3)		336,257
Unencumbered Asset Value		15,967,788

IV. Fixed charge coverage ratio	> 1.5x	4.2x
Total Net Operating Income		997,964
Capital Expenditure Reserve		9,403
Fixed Charges		236,153

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of December 31, 2025.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Fourth Amended and Restated Revolving Credit and Second Amended and Restated Term Loan Agreements, dated as of April 24, 2025 filed as Exhibits 10.1 and 10.2, respectively, to Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2025.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2025

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2025
Land at Suffolk Plaza (4)	New York-Newark-Jersey City, NY-NJ	1/27/25	$3,100	1.3 Acres	—%	—	-
			$3,100	1.3 Acres

There were no acquisitions of shopping centers completed during the three months ended June 30, 2025.

Three Months Ended September 30, 2025
LaCenterra at Cinco Ranch	Houston-Pasadena-The Woodlands, TX	7/01/25	$223,000	409,264	93.7%	$32.91	Trader Joe's, Alamo Drafthouse Cinema, Brown & Gay Engineers, Inc., Nike, Peloton Computer Enterprises, Regus
			$223,000	409,264

Three Months Ended December 31, 2025
Land at Hanover Square (5)	Richmond, VA	11/03/25	$1,500	1.3 Acres	—%	$—	-
Broomfield Town Centre	Denver-Aurora-Centennial, CO	12/02/25	51,189	175,368	94.1%	20.95	King Soopers (Kroger), Petco
Chino Spectrum Towne Center	Riverside-San Bernardino-Ontario, CA	12/19/25	138,000	461,246	95.3%	31.84	H Mart, Best Buy, BevMo, Big 5 Sporting Goods, DSW, Kohl's, Marshalls, Nordstrom Rack, Skechers, Tilly's, Ulta
			$190,689	636,614/ 1.3 Acres

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2025		$416,789	1,045,878/ 2.6 Acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Acquired in connection with a future redevelopment project.
(5) Acquired in connection with a current outparcel development project.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)
Three Months Ended March 31, 2025
Rollins Crossing - Buffalo Wild Wings (4)	Chicago-Naperville-Elgin, IL-IN	1/10/25	$2,450	10,000	100.0%	$18.20	Buffalo Wild Wings
Southland Shopping Center - multi-tenant outparcel (4)	Cleveland, OH	2/6/25	850	149,891	85.1%	4.00	Treasure Hunt
Chalfont Village Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2/28/25	4,700	46,051	59.5%	11.57	-
Rollins Crossing	Chicago-Naperville-Elgin, IL-IN	3/25/25	14,750	110,292	90.3%	14.46	Esporta Fitness, Harbor Freight Tools, Petco
			$22,750	316,234
Three Months Ended June 30, 2025
Springfield Place - ShopRite (4)	New York-Newark-Jersey City, NY-NJ	4/7/25	$8,350	32,209	100.0%	$13.85	ShopRite (Village Supermarket)
Williamson Square - Grace Church Nashville (4)	Nashville-Davidson--Murfreesboro--Franklin, TN	4/10/25	10,000	26,602	100.0%	6.01	Grace Church Nashville
Roxboro Square	Durham-Chapel Hill, NC	5/6/25	4,000	29,900	89.0%	13.01	-
			$22,350	88,711
Three Months Ended September 30, 2025
Creekwood Village	Atlanta-Sandy Springs-Roswell, GA	7/8/25	$6,685	69,778	100.0%	$10.20	Food Depot
Townshire	College Station-Bryan, TX	7/15/25	12,000	136,887	80.9%	7.96	AlphaGraphics
Northside	Dalton, GA	7/16/25	10,500	78,922	100.0%	12.40	America's Thrift Stores, Dollar Tree
Maplewood Square	St. Louis, MO-IL	8/14/25	7,250	71,590	95.4%	7.06	Schnucks
Northgate	Houston-Pasadena-The Woodlands, TX	9/2/25	8,000	38,724	100.0%	17.59	WSS
Greeneville Commons	Greeneville, TN	9/4/25	26,000	224,139	98.5%	10.63	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less
Shops at Prospect	Lancaster, PA	9/19/25	10,762	63,392	91.6%	14.05	Giant Food (Ahold Delhaize)
			$81,197	683,432
Three Months Ended December 31, 2025
Venture Pointe	Atlanta-Sandy Springs-Roswell, GA	10/6/25	$21,500	155,172	100.0%	$11.48	American Freight, Ollie's Bargain Outlet, Studio Movie Grill
Harpers Station - multi-tenant outparcel (4)	Cincinnati, OH-KY-IN	12/5/25	11,191	16,030	100.0%	43.98	-
Land at Arborland Center (4)	Ann Arbor, MI	12/12/25	10,000	52.0 Acres	—%	—	-
Westchester Square	Kansas City, MO-KS	12/16/25	20,560	161,701	87.3%	10.80	Hy-Vee
Springdale	Mobile, AL	12/19/25	24,000	398,701	70.9%	11.65	bealls, Burlington Stores, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Shoe Station, Ulta, World Market
Beltway South	Houston-Pasadena-The Woodlands, TX	12/22/25	15,050	114,099	91.5%	36.79	Kroger
Stone Mountain Festival	Atlanta-Sandy Springs-Roswell, GA	12/23/25	20,100	135,865	98.4%	13.72	Advance Auto Parts, Harbor Freight Tools, NCG Cinemas
Crossroads Centre - Pasadena	Houston-Pasadena-The Woodlands, TX	12/23/25	29,100	146,567	96.1%	17.01	Kroger, LA Fitness
Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	12/29/25	5,690	89,634	49.8%	9.52	Tractor Supply Co.
Cascade East	Grand Rapids-Wyoming-Kentwood, MI	12/31/25	13,000	99,529	92.6%	9.42	D&W Fresh Market (SpartanNash)
			$170,191	1,317,298/ 52.0 Acres
	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2025		$296,488	2,405,675/ 52.0 Acres
(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 18

f

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS

New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2025
1	Arapahoe Crossings - Project II	Denver-Aurora-Centennial, CO	Remerchandise former Kohl's with a 54K SF Hobby Lobby and additional retailers
2	Colonial Commons - Orange	New Haven, CT	Remerchandise former Christmas Tree Shops with a 53K SF Big Y grocer
3	Regency Park Shopping Center	Jacksonville, FL	Remerchandise former Party City with an 11K SF NetCost Market grocer
4	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA	Remerchandise former Publix with a 23K SF Sprouts Farmers Market and a 22K SF Ross Dress for Less
5	Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre, PA	Remerchandise former Party City with a 16K SF NetCost Market grocer
6	Merchants Park	Houston-Pasadena-The Woodlands, TX	Combine multiple adjacent spaces for a 25K SF Marshalls
In Process Projects (1)
7	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
8	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Big Lots with a 27K SF Marshalls and additional retailers
9	Pine Tree Shopping Center	Portland-South Portland, ME	Remerchandise former Big Lots with a 25K SF ALDI
10	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI	Remerchandise former TJ Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
11	Capitol Shopping Center	Concord, NH	Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
12	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ	Remerchandise former Robert Wood Johnson Fitness with a 22K SF Ross Dress for Less and additional retailers
13	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ	Remerchandise former TJ Maxx with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
14	Northshore - Project II	Houston-Pasadena-The Woodlands, TX	Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
Total In Process	14	$63,850	$25,900	7% - 14%
STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended December 31, 2025
1	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Combine adjacent spaces for a 24K SF Burlington Stores
2	Arborland Center	Ann Arbor, MI	Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls (relocated from within the center) and a 20K SF HomeGoods; backfill former Marshalls with a 22K SF Ross Dress for Less and an 11K SF Boot Barn
3	Western Hills Plaza	Cincinnati, OH-KY-IN	Remerchandise former Staples with a 20K SF Ross Dress for Less and a 7K SF Rally House
Projects Stabilized During the Nine Months Ended September 30, 2025
4	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
5	Arapahoe Crossings - Project I	Denver-Aurora-Centennial, CO	Remerchandise former Stein Mart with a 17K SF Ace Hardware and a 13K SF Activate
6	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL	Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
7	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN	Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
8	Bedford Grove	Manchester-Nashua, NH	Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and an additional retailer
9	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Rightsize existing Pep Boys to 8K SF to accommodate the addition of a 14K SF Boot Barn
10	Kingston Overlook	Knoxville, TN	Remerchandise former Badcock Furniture with a 24K SF Sprouts Farmers Market
11	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX	Combine adjacent spaces for a 53K SF EōS Fitness

Number of Projects	Net Project Costs (2)	NOI Yield (2)
Total Stabilized	11	$48,900	13%

(1) The project at Springdale was removed from the In Process pipeline due to sale of property during the quarter.
(2) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 19

OUTPARCEL DEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

					Stabilization	Net Estimated	Gross Costs	Expected
	Property Name		CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2025
1	Hanover Square		Richmond, VA	Construction of two multi-tenant outparcels, including a 4K SF First Watch, a 2K SF Cava with a drive-thru, a 2K SF Habit Burger, and a 2K SF Panda Express	Dec-26	$7,400	$2,200	9%

	In Process Projects (2)
2	Martin Downs Village Center (3)		Port St. Lucie, FL	Construction of a 2K SF Chipotle with a drive-thru and a 2K SF Wendy's with a drive-thru	Jun-26	3,100	1,400	10%
3	Crown Point		Columbus, OH	Construction of a 0.3K SF Biggby Coffee with a drive-thru	Jun-26	150	—	38%
4	Venice Village		North Port-Bradenton-Sarasota, FL	Construction of a 2K SF Chipotle with a drive-thru	Sep-26	1,950	950	9%
5	Pacoima Center		Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Dec-26	950	500	28%
6	Laurel Square		New York-Newark-Jersey City, NY-NJ	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Chipotle with a drive-thru and a 2K SF Quickway Japanese Hibachi; and construction of a 3K SF Starbucks with a drive-thru	Dec-26	3,200	1,800	15%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$16,750	$6,850	12%

					Stabilization		Net Project
	Property Name		CBSA	Project Description	Quarter		Costs (1,4)	NOI Yield (1,4)
STABILIZED OUTPARCEL DEVELOPMENTS

	Projects Stabilized During the Three Months Ended December 31, 2025
1	Coconut Creek Plaza		Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of former outparcel and construction of a 2K SF Fifth Third Bank	Dec-25		$150	113%
2	Whitehall Square		Allentown-Bethlehem-Easton, PA-NJ	Construction of a 6K SF Mister Car Wash	Dec-25		200	98%
3	Collegeville Shopping Center - Project II		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 1K SF 7 Brew with a drive-thru	Dec-25		100	86%

	Projects Stabilized During the Nine Months Ended September 30, 2025
4	Collegeville Shopping Center - Project I	1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of former outparcel and construction of a 2K SF Chase Bank	Sep-25		150	76%
5	Paradise Pavilion		Milwaukee-Waukesha, WI	Construction of a 1K SF 7 Brew with a drive-thru	Sep-25		750	9%
6	Redford Plaza		Detroit-Warren-Dearborn, MI	Construction of a 4K SF Clean Express Auto Wash	Jun-25		350	26%
7	Panama City Square	1	Panama City-Panama City Beach, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25		1,600	9%
8	Mansell Crossing	1	Atlanta-Sandy Springs-Roswell, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Mar-25		5,000	10%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$8,300	16%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) The project at Beltway South was removed from the In Process pipeline due to sale of property during the quarter.
(3) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2025
1	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive reconfiguration of center including redevelopment of former Barnes & Noble and Petco with a 25K SF Nordstrom Rack, a 5K SF Ann Taylor Factory Store, a 4K SF Motion PT, and additional retailers; redevelopment and rightsize of former Modells Sporting Goods and Marshalls to accommodate a 30K SF Ross Dress for Less, a 29K SF Burlington Stores, a 2K SF Honeygrow, a 2K SF Naya, and additional retailers; remerchandise several small shop spaces including the addition of a 3K SF Quickway Hibachi; construction of a 5K SF outparcel; and shopping center upgrades including comprehensive façade renovations, new landscaping, site lighting and signage, and structural upgrades	27	Mar-28	$29,450	$2,550	12%

IN PROCESS REDEVELOPMENTS
2	Wynnewood Village - Phase IV (2)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Mar-26	32,650	22,400	9%
3	Westridge Court / Block 59 - Phase I	Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza surrounded by several single-tenant buildings and outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Jun-26	40,600	35,600	9%
4	Hillcrest Market Place	Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including façade, landscaping, and common area enhancements	38	Jun-26	5,000	2,850	10%
5	Preston Park Village (3)	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Sep-26	35,600	29,050	8%
6	Tinley Park Plaza (4)	Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Dec-26	11,550	11,350	13%
7	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Christmas Tree Shops with a 21K SF Sprouts Farmers Market and an additional retailer; remerchandise 19K SF of retail space with restaurants; and shopping center upgrades including façade renovations and parking lot reconfiguration	6	Mar-27	10,750	3,250	7%
8	Barn Plaza - Phase II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of 49K SF former freestanding theater to accommodate construction of three multi-tenant outparcel buildings totaling 46K SF, including a 13K SF Pottery Barn, a 6K SF Burton's Grill & Bar, a 6K SF Williams Sonoma, a 5K SF Sephora, a 3K SF Shake Shack, a 2K SF Just Salad, a 2K SF Naya, and a 2K SF Starbucks with a drive-thru; and shopping center upgrades including new storm water management, lighting, landscaping, and signage, and improved vehicular and pedestrian connectivity	42	Jun-27	24,500	2,550	11%
9	Wynnewood Village - Phase V	Dallas-Fort Worth-Arlington, TX	Redevelopment of vacant outparcel pads, including the construction of a multi-tenant outparcel building for a 3K SF Cava and a 2K SF Chipotle, construction of a 3K SF Chase outparcel, and the construction of a 6K SF restaurant outparcel; reconfiguration of inline retail space to accommodate a 24K SF junior anchor and additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and parking lot improvements	65	Jun-27	15,200	800	9%
10	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of 52K SF former fitness center to accommodate construction of a 47K SF Publix; reconfigure and remerchandise several small shop spaces; and shopping center upgrades including façade renovations and parking lot improvements	17	Sep-27	12,050	550	14%
11	Pointe Orlando - Phase III	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a two-story 18K SF Museum of Ice Cream and an additional retailer; and shopping center upgrades to align with previous phase improvements including façade, landscaping and lighting and common area enhancements including public seating areas and improved pedestrian plazas	17	Dec-27	12,500	2,950	23%
12	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Demolition of 45K SF former BI-LO to accommodate construction of a 48K SF Publix; reconfigure and remerchandise several small shop spaces; and pedestrian improvements, including sidewalk access to new municipal park	7	Dec-27	9,550	450	7%
13	Westridge Court / Block 59 - Phase II	Chicago-Naperville-Elgin, IL-IN	Construction of two multi-tenant buildings totaling 22K SF surrounding the newly redeveloped restaurant, entertainment, and event district; and shopping center upgrades to align with previous phase improvements including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Jun-28	16,350	5,900	9%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$255,750	$120,250	10%

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 21

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

						Property	Stabilization	Net Project	NOI
	Property Name		CBSA	Project Description		Acreage	Quarter	Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2025
1	The Davis Collection		Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements		8	Dec-25	$47,750	8%
2	Pointe Orlando - Phase II	1	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a 10K SF Activate and a 10K SF Dick's Last Resort; rebranding and reconfiguration of first level to match Phase I improvements including a third vehicular connection to International Drive; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas and improved pedestrian plazas	1	17	Dec-25	23,600	10%
3	Burlington Square I, II & III (6)	1	Boston-Cambridge-Newton, MA-NH	Redevelopment and reconfiguration of center to accommodate new retailers including a 5K SF Tatte Bakery & Cafe, a 4K SF Life Alive Organic Cafe, and a 2K SF YogaSix; and shopping center upgrades including façade and sidewalk renovations, new landscaping and stormwater improvements, and common area enhancements	1	7	Dec-25	9,250	12%
	Projects Stabilized During The Nine Months Ended September 30, 2025
4	Puente Hills Town Center		Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements		11	Sep-25	4,750	8%
5	College Plaza		New York-Newark-Jersey City, NY-NJ	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and an 8K SF Ulta; construction of outparcels including a 5K SF Chick-fil-A and a 4K SF Aspen Dental; and shopping center upgrades including façade and sidewalk renovations		25	Sep-25	12,900	10%
6	Barn Plaza - Phase I		Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble; demolition of 5K SF to accommodate construction of a 7K SF multi-tenant outparcel including a 4K SF First Watch, a 2K SF Chipotle, and a 1K SF The Juice Pod; and shopping center upgrades including façade renovations and common area enhancements		42	Sep-25	14,550	9%
7	Jones Plaza		Houston-Pasadena-The Woodlands, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations		9	Sep-25	2,050	15%
8	WaterTower Plaza		Worcester, MA	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements		27	Jun-25	11,200	10%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$126,050	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $3.4M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(6) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
5	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
6	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center, densification of site
7	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
8	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
9	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
10	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
11	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential medical office component
12	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT	Redevelopment and repositioning of shopping center, densification of site
3	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
4	East Port Plaza	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
5	Rutland Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
6	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
7	Northeast Plaza - Future Phases	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
8	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
9	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
10	Ridge Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
11	Meridian Village	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center
12	Burlington Square I, II & III - Future Phases	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center
13	Burning Tree Plaza	Duluth, MN-WI	Redevelopment of existing anchor space for multiple retailers
14	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
15	Sun Ray Shopping Center - Future Phases	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
16	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Redevelopment of existing anchor spaces, remerchandise shop space and façade renovation
17	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development
18	Tinton Falls Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center
19	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
20	North Ridge Shopping Center	Raleigh-Cary, NC	Redevelopment of existing anchor space for multiple retailers, densification of site
21	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
22	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment of existing anchor space for multiple retailers
23	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
24	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
25	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
26	Parmer Crossing	Austin-Round Rock-San Marcos, TX	Redevelopment of existing anchor space for multiple retailers, densification of site

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

27	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
28	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
29	Stevens Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
30	Webb Royal Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
31	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
32	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space and site densification

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2025.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2025

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		12/31/25	9/30/25	6/30/25	3/31/25	12/31/24

Number of properties		348	354	360	361	363
GLA		62,684,741	63,368,510	63,621,719	63,687,360	64,016,521
Percent billed		91.6%	90.2%	89.7%	90.0%	91.4%
Percent leased		95.1%	94.1%	94.2%	94.1%	95.2%
TOTAL ≥ 10,000 SF		96.6%	95.4%	95.6%	95.7%	97.2%
TOTAL < 10,000 SF		92.2%	91.4%	91.2%	90.8%	91.1%
ABR		$1,049,958	$1,034,848	$1,017,857	$1,008,053	$1,010,148
ABR PSF		$18.77	$18.48	$18.07	$17.94	$17.66

PORTFOLIO BY UNIT SIZE AS OF 12/31/25
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	374	21,310,677	34.0%	95.7%	97.6%	$217,205	20.7%	$11.98
20,000 - 34,999 SF	476	12,389,437	19.8%	90.8%	96.1%	156,909	14.9%	13.28
10,000 - 19,999 SF	623	8,526,181	13.6%	90.9%	94.7%	135,944	13.0%	17.27
5,000 - 9,999 SF	1,087	7,502,918	12.0%	87.8%	92.6%	156,904	14.9%	23.64
< 5,000 SF	5,992	12,955,528	20.6%	88.4%	91.9%	382,996	36.5%	33.35
TOTAL	8,552	62,684,741	100.0%	91.6%	95.1%	$1,049,958	100.0%	$18.77

TOTAL ≥ 10,000 SF	1,473	42,226,295	67.4%	93.3%	96.6%	$510,058	48.6%	$13.49
TOTAL < 10,000 SF	7,079	20,458,446	32.6%	88.2%	92.2%	539,900	51.4%	29.79

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

Restaurants	$188,361	18%
Grocery	145,260	14%
Personal services	84,986	8%
Off-price apparel	71,761	7%
Fitness / sports	64,041	6%
Medical	58,461	6%
Value apparel, shoes, accessories	56,809	5%
General merchandise (department, gift, etc.)	46,329	4%
Home décor	42,645	4%
Health & beauty	35,455	3%
Entertainment	30,121	3%
Pet	27,983	3%
Financial services	27,597	3%
General merchandise (discount / dollar)	24,254	2%
Hobby & crafts	23,766	2%
Electronics & appliance	23,636	2%
Home improvement	17,975	2%
Sporting goods	17,236	2%
Other (1)	63,282	6%

TOTAL	$1,049,958	100%

(1) Other represents categories with percent of ABR of 1% or less including auto, liquor, mail / shipping and other services, office supply, party, pharmacy, and professional services.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	90	2,564,676	4.1%	$33,673	3.2%	$13.13
2	The Kroger Co. (3)	44	3,000,900	4.8%	24,006	2.3%	8.00
3	Burlington Stores, Inc.	46	1,725,367	2.8%	21,564	2.1%	12.50
4	Publix Super Markets, Inc.	34	1,587,457	2.5%	16,748	1.6%	10.55
5	Ross Stores, Inc (4)	50	1,246,499	2.0%	16,422	1.6%	13.17
6	Dollar Tree Stores, Inc.	108	1,253,821	2.0%	15,868	1.5%	12.66
7	Five Below, Inc.	66	631,887	1.0%	12,962	1.2%	20.51
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	19	658,464	1.1%	12,371	1.2%	18.79
9	L.A Fitness International, LLC (5)	13	528,162	0.8%	10,566	1.0%	20.01
10	Ulta Beauty, Inc.	39	423,324	0.7%	10,509	1.0%	24.82

		509	13,620,557	21.8%	174,689	16.7%	12.83

11	PetSmart, Inc.	28	609,077	1.0%	10,462	1.0%	17.18
12	Albertson's Companies, Inc (6)	14	749,018	1.2%	9,875	0.9%	13.18
13	PETCO Animal Supplies, Inc.	34	477,934	0.8%	8,605	0.8%	18.00
14	Ahold Delhaize (7)	13	736,178	1.2%	8,492	0.8%	11.54
15	Kohl's Corporation	13	963,606	1.5%	7,405	0.7%	7.68
16	The Michaels Companies, Inc.	24	544,061	0.9%	7,298	0.7%	13.41
17	Barnes & Noble, Inc. (8)	18	352,382	0.6%	6,115	0.6%	17.35
18	Sprouts Farmers Market, Inc.	9	245,212	0.4%	6,076	0.6%	24.78
19	Best Buy Co., Inc.	12	434,051	0.7%	5,979	0.6%	13.77
20	DICK's Sporting Goods, Inc. (9)	17	369,005	0.6%	5,912	0.6%	16.02

		691	19,101,081	30.7%	250,908	24.0%	13.14

21	CVS Health	14	218,744	0.3%	5,095	0.5%	23.29
22	JP Morgan Chase & Co.	24	90,532	0.1%	5,045	0.5%	55.73
23	Bath & Body Works, Inc.	45	205,056	0.3%	4,968	0.5%	24.23
24	Gap, Inc. (10)	15	237,319	0.4%	4,851	0.5%	20.44
25	Chipotle Mexican Grill, Inc.	36	89,649	0.1%	4,691	0.4%	52.33
26	Trader Joe's Company, Inc.	13	171,594	0.3%	4,676	0.4%	27.25
27	ALDI (11)	17	474,794	0.8%	4,643	0.4%	9.78
28	Harbor Freight Tools	21	371,512	0.6%	4,636	0.4%	12.48
29	National Vision, Inc. (12)	41	147,885	0.2%	4,362	0.4%	29.50
30	Hobby Lobby Stores, Inc.	10	564,887	0.9%	4,320	0.4%	7.65
31	JD Sports Fashion Plc (13)	31	196,564	0.3%	4,143	0.4%	21.08
32	Starbucks Corporation	38	72,993	0.1%	4,089	0.4%	56.02
33	Designer Brands, Inc. (DSW)	13	249,833	0.4%	4,061	0.4%	16.25
34	Wells Fargo & Company	17	73,304	0.1%	4,041	0.4%	55.13
35	Staples, Inc.	15	302,603	0.5%	3,995	0.4%	13.20
36	Skechers U.S.A., Inc.	22	207,583	0.3%	3,917	0.4%	18.87
37	AMC Entertainment	4	200,955	0.3%	3,863	0.4%	19.22
38	Bank of America, NA	23	79,151	0.1%	3,618	0.3%	45.71
39	Wakefern Food Corporation (14)	4	230,254	0.4%	3,500	0.3%	15.20
40	Nordstrom, Inc. (15)	7	174,094	0.3%	3,452	0.3%	19.83

	TOTAL TOP 40 RETAILERS	1,101	23,460,387	37.5%	$336,874	32.1%	$14.36

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(11) Includes ALDI-15 and Winn-Dixie-2 (expected banner conversion).
all franchise locations.		Shop & Save Market-1, and Star Market-1.				(12) Includes America's Best Contacts & Eyeglasses-39 and Eyeglass World-2.
(2) Includes T.J. Maxx-29, Marshalls-27, HomeGoods-20, Sierra Trading Post-6,		(7) Includes Giant Food-5, Super Stop & Shop-4, Food Lion-2, ShopRite (sublease)-1, and				(13) Includes Hibbett-17, JD Sports-6, DTLR-6, and Shoe Palace-2.
Marshalls/HomeGoods-4, HomeSense-2, and T.J. Maxx/HomeGoods-2.		non-grocer (sublease)-1.				(14) Includes ShopRite-3 and Price Rite Marketplace-1.
(3) Includes Kroger-30, King Soopers-5, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		(8) Includes Barnes & Noble-16 and Paper Source-2.				(15) Includes Nordstrom Rack-7.
Pay Less-1, and Pick 'N Save-1.		(9) Includes Foot Locker-5, Golf Galaxy-4, DICK'S Sporting Goods Warehouse Sale-3,
(4) Includes Ross Dress for Less-45 and dd's Discounts-5.		DICK'S Sporting Goods-2, WSS-2, and Kids Foot Locker-1.
(5) Includes LA Fitness-6, Esporta Fitness-4, XSport Fitness-2, and City Sports Club-1.		(10) Includes Old Navy-12, Gap Factory-2, and Athleta-1.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/25	337	2,179,975	$44,015	$20.19	$4.75	$3.37	7.5	256	1,739,030	$19.36	$16.32	18.6%
Three months ended 9/30/25	323	2,638,011	49,678	18.83	1.92	1.66	7.2	268	2,248,504	17.76	15.74	12.8%
Three months ended 6/30/25	459	2,465,322	51,085	20.72	3.65	2.61	6.9	386	2,108,780	20.00	16.75	19.4%
Three months ended 3/31/25	334	2,247,394	42,614	18.96	2.42	1.71	6.4	278	1,949,529	18.29	15.91	15.0%
TOTAL - TWELVE MONTHS ENDED 12/31/25	1,453	9,530,702	$187,392	$19.66	$3.13	$2.31	7.0	1,188	8,045,843	$18.82	$16.17	16.4%

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/25	293	1,453,359	$34,007	$23.40	$7.13	$5.05	8.8	212	1,012,414	$23.36	$18.81	24.2%
Three months ended 9/30/25	270	1,521,066	34,919	22.96	3.33	2.88	8.9	216	1,224,839	20.93	17.77	17.8%
Three months ended 6/30/25	400	1,708,956	40,673	23.80	5.27	3.77	7.8	327	1,352,414	23.49	18.91	24.2%
Three months ended 3/31/25	269	1,294,992	28,892	22.31	4.20	2.97	7.4	213	997,127	21.99	18.25	20.5%
TOTAL - TWELVE MONTHS ENDED 12/31/25	1,232	5,978,373	$138,491	$23.17	$5.00	$3.68	8.2	968	4,586,794	$22.45	$18.44	21.7%

NEW LEASES
Three months ended 12/31/25	158	933,708	$21,583	$23.12	$10.06	$7.79	10.6	77	492,763	$22.79	$16.92	34.7%
Three months ended 9/30/25	97	613,286	15,856	25.85	6.56	7.12	11.9	43	317,059	20.73	15.89	30.5%
Three months ended 6/30/25	153	922,941	20,459	22.17	8.31	6.98	9.8	81	570,079	20.44	14.21	43.8%
Three months ended 3/31/25	104	535,386	12,181	22.75	9.63	7.16	10.7	48	237,521	21.97	14.89	47.5%
TOTAL - TWELVE MONTHS ENDED 12/31/25	512	3,005,321	$70,079	$23.32	$8.73	$7.29	10.6	249	1,617,422	$21.44	$15.46	38.7%

RENEWAL LEASES
Three months ended 12/31/25	135	519,651	$12,424	$23.91	$1.86	$0.14	5.6	135	519,651	$23.91	$20.59	16.1%
Three months ended 9/30/25	173	907,780	19,063	21.00	1.15	0.02	6.8	173	907,780	21.00	18.42	14.0%
Three months ended 6/30/25	247	786,015	20,214	25.72	1.69	0.01	5.5	246	782,335	25.72	22.34	15.1%
Three months ended 3/31/25	165	759,606	16,711	22.00	0.38	0.02	5.1	165	759,606	22.00	19.30	14.0%
TOTAL - TWELVE MONTHS ENDED 12/31/25	720	2,973,052	$68,412	$23.01	$1.22	$0.04	5.8	719	2,969,372	$23.01	$20.06	14.7%

OPTION LEASES
Three months ended 12/31/25	44	726,616	$10,008	$13.77	$—	$—	5.0	44	726,616	$13.77	$12.86	7.1%
Three months ended 9/30/25	53	1,116,945	14,759	13.21	—	—	5.1	52	1,023,665	13.96	13.33	4.7%
Three months ended 6/30/25	59	756,366	10,412	13.77	—	—	5.0	59	756,366	13.77	12.89	6.8%
Three months ended 3/31/25	65	952,402	13,722	14.41	—	—	5.0	65	952,402	14.41	13.45	7.1%
TOTAL - TWELVE MONTHS ENDED 12/31/25	221	3,552,329	$48,901	$13.77	$—	$—	5.0	220	3,459,049	$14.00	$13.17	6.3%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 12/31/25						Twelve Months Ended 12/31/25
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	15%	1,361,124	62%	41%	$13.25	19.6%	15%	6,103,008	64%	45%	$13.90	16.6%
New & Renewal Leases Only	11%	750,489	52%	34%	15.27	32.4%	10%	3,111,645	52%	37%	16.47	28.9%
New Leases	13%	525,798	56%	39%	15.84	49.8%	14%	1,754,801	58%	45%	17.84	57.7%
Renewal Leases	8%	224,691	43%	25%	13.93	10.4%	8%	1,356,844	46%	29%	14.70	11.5%
Option Leases	45%	610,635	84%	66%	10.76	6.3%	41%	2,991,363	84%	69%	11.23	5.2%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	85%	818,851	38%	59%	$31.73	17.8%	85%	3,427,694	36%	55%	$29.92	16.3%
New & Renewal Leases Only	89%	702,870	48%	66%	32.08	20.0%	90%	2,866,728	48%	63%	30.43	18.1%
New Leases	87%	407,910	44%	61%	32.49	23.2%	86%	1,250,520	42%	55%	31.01	24.0%
Renewal Leases	92%	294,960	57%	75%	31.50	18.2%	92%	1,616,208	54%	71%	29.99	16.1%
Option Leases	55%	115,981	16%	34%	29.64	8.8%	59%	560,966	16%	31%	27.29	9.0%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	12/31/25	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24
NEW LEASES
Weighted average over lease term:
Base rent	$25.44	$25.06	$28.03	$24.49	$24.76	$23.04
Tenant improvements and allowances	(1.05)	(1.17)	(0.78)	(1.02)	(1.19)	(0.76)
Third-party leasing commissions	(0.73)	(0.80)	(0.70)	(0.70)	(0.71)	(0.69)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	23.66	23.09	26.55	22.77	22.86	21.59
Tenant specific landlord work (1)	(2.13)	(2.48)	(2.02)	(2.19)	(1.51)	(2.12)
NET EFFECTIVE RENT	$21.53	$20.61	$24.53	$20.58	$21.35	$19.47
Net effective rent before tenant specific landlord work /
base rent	93%	92%	95%	93%	92%	94%
Net effective rent / base rent	85%	82%	88%	84%	86%	85%
Weighted average term (years)	10.6	10.6	11.9	9.8	10.7	10.3

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	44%	38%	55%	43%	42%	41%
< 10,000 SF	56%	62%	45%	57%	58%	59%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 12/31/2025	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	72	1,763,870	$30,394	$17.23
< 10,000 SF	289	942,031	31,911	33.87
TOTAL	361	2,705,901	$62,305	$23.03

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2026	2027	2028+	Total
Projected Lease Commencements	$42,806	$18,466	$1,033	$62,305

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 440 basis points of total portfolio GLA ($62.3M in ABR), 90 basis points ($12.5M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	176	685,497	1.1%	1.0%	$15.28	$15.28	15	296,361	0.7%	0.4%	$7.00	$7.00	161	389,136	2.1%	1.6%	$21.59	$21.59
2026	851	4,830,714	8.1%	6.9%	14.97	14.99	108	2,941,057	7.2%	5.5%	9.62	9.62	743	1,889,657	10.0%	8.2%	23.30	23.33
2027	1,098	8,005,429	13.4%	12.5%	16.36	16.53	180	5,438,111	13.3%	12.3%	11.56	11.58	918	2,567,318	13.6%	12.6%	26.52	26.99
2028	1,096	6,909,399	11.6%	12.0%	18.21	18.66	163	4,496,614	11.0%	11.0%	12.46	12.55	933	2,412,785	12.8%	12.9%	28.93	30.06
2029	970	7,964,526	13.4%	12.6%	16.62	17.16	177	5,736,160	14.1%	13.5%	11.99	12.13	793	2,228,366	11.8%	11.8%	28.52	30.11
2030	934	7,767,334	13.0%	12.4%	16.75	17.42	184	5,544,048	13.6%	13.1%	12.05	12.17	750	2,223,286	11.8%	11.7%	28.47	30.53
2031	593	5,356,681	9.0%	8.2%	16.13	17.78	127	3,874,877	9.5%	9.1%	11.98	12.81	466	1,481,804	7.9%	7.4%	26.96	30.78
2032	400	2,998,006	5.0%	5.3%	18.52	20.58	68	1,973,990	4.8%	4.9%	12.54	13.52	332	1,024,016	5.4%	5.7%	30.06	34.19
2033	435	3,006,235	5.0%	5.7%	19.85	22.50	78	1,847,513	4.5%	4.9%	13.43	14.73	357	1,158,722	6.1%	6.5%	30.10	34.89
2034	434	3,604,255	6.0%	6.3%	18.32	20.94	83	2,480,054	6.1%	6.2%	12.75	13.90	351	1,124,201	6.0%	6.5%	30.62	36.46
2035	409	3,246,949	5.5%	6.6%	21.52	25.00	89	2,228,416	5.6%	6.9%	15.78	17.48	320	1,018,533	5.4%	6.3%	34.06	41.44
2036+	515	5,252,858	8.9%	10.5%	21.01	25.48	140	3,915,445	9.6%	12.2%	15.93	18.68	375	1,337,413	7.1%	8.8%	35.90	45.37

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	176	685,497	1.1%	1.0%	$15.28	$15.28	15	296,361	0.7%	0.4%	$7.00	$7.00	161	389,136	2.1%	1.6%	$21.59	$21.59
2026	727	3,298,649	5.5%	4.6%	14.73	14.74	67	1,685,100	4.1%	2.4%	7.24	7.24	660	1,613,549	8.6%	6.7%	22.55	22.58
2027	742	2,899,858	4.9%	5.9%	21.20	21.58	57	1,220,965	3.0%	3.2%	13.28	13.35	685	1,678,893	8.9%	8.4%	26.95	27.57
2028	777	2,550,990	4.3%	5.8%	23.68	24.71	44	888,733	2.2%	2.4%	13.64	14.00	733	1,662,257	8.8%	8.9%	29.06	30.45
2029	602	2,074,075	3.5%	4.6%	23.38	25.04	30	673,106	1.7%	1.8%	13.59	14.56	572	1,400,969	7.4%	7.3%	28.09	30.08
2030	586	2,445,966	4.1%	5.1%	21.99	23.72	47	1,033,428	2.5%	3.0%	14.57	14.99	539	1,412,538	7.5%	7.2%	27.42	30.10
2031	375	1,879,649	3.2%	3.4%	18.89	21.63	32	953,519	2.3%	2.1%	11.38	12.47	343	926,130	4.9%	4.6%	26.63	31.05
2032	336	2,011,757	3.4%	3.6%	18.93	20.95	52	1,186,230	2.9%	2.9%	12.47	13.43	284	825,527	4.4%	4.3%	28.22	31.76
2033	323	1,998,523	3.4%	3.6%	19.05	21.66	57	1,204,182	3.0%	3.0%	12.59	13.74	266	794,341	4.2%	4.2%	28.85	33.66
2034	340	2,239,015	3.7%	4.0%	18.70	22.38	50	1,394,504	3.4%	3.3%	12.00	14.83	290	844,511	4.5%	4.7%	29.77	34.85
2035	364	2,734,687	4.5%	5.0%	19.01	21.82	71	1,884,933	4.6%	4.9%	13.19	14.29	293	849,754	4.5%	5.0%	31.94	38.54
2036+	2,563	34,809,217	58.4%	53.4%	16.12	21.07	890	28,351,585	69.6%	70.6%	12.73	16.48	1,673	6,457,632	34.2%	37.1%	31.02	41.22

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 12/31/25				82.6%	86.6%

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		243	43,582,252	91.3%	94.8%	$759,681	$19.52	69.8%	69.5%	72.4%
	CBSAs Ranked 51 - 100 by Population		35	6,779,887	89.8%	93.8%	98,928	16.53	10.1%	10.8%	9.4%
	Other CBSAs		70	12,322,602	93.7%	96.8%	191,349	17.35	20.1%	19.7%	18.2%

	TOTAL		348	62,684,741	91.6%	95.1%	$1,049,958	$18.77	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9	21	3,950,041	95.4%	97.9%	$78,336	$23.35	5.9%	6.4%	7.6%
2	New York-Newark-Jersey City, NY-NJ	1	27	3,219,848	85.7%	91.5%	74,175	25.59	7.7%	5.2%	7.2%
3	Houston-Pasadena-The Woodlands, TX	5	28	4,121,998	89.7%	94.6%	70,160	18.20	7.9%	6.7%	6.6%
4	Chicago-Naperville-Elgin, IL-IN	3	15	3,824,753	88.3%	91.9%	56,984	16.66	4.2%	6.1%	5.4%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,727,215	88.7%	95.9%	55,871	22.58	3.6%	4.4%	5.3%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,901,253	93.5%	96.8%	45,656	27.01	3.1%	3.0%	4.3%
7	Atlanta-Sandy Springs-Roswell, GA	8	20	2,943,705	94.1%	96.2%	42,298	15.57	5.7%	4.7%	4.0%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,241,084	92.3%	93.9%	34,641	17.51	3.4%	3.6%	3.3%
9	Cincinnati, OH-KY-IN	30	7	1,616,571	98.2%	99.5%	24,011	19.67	2.0%	2.6%	2.3%
10	Denver-Aurora-Centennial, CO	19	7	1,476,204	85.9%	94.6%	22,847	17.72	2.0%	2.4%	2.2%
	10 Largest CBSAs by ABR	—	161	28,022,672	91.0%	95.0%	504,979	20.28	45.5%	45.1%	48.2%

11	Naples-Marco Island, FL	136	5	1,067,602	96.9%	98.3%	22,467	21.77	1.4%	1.7%	2.1%
12	Orlando-Kissimmee-Sanford, FL	20	5	813,168	94.2%	97.6%	21,426	27.07	1.4%	1.3%	2.0%
13	Riverside-San Bernardino-Ontario, CA	12	5	962,914	95.4%	97.3%	21,069	28.33	1.4%	1.5%	2.0%
14	Miami-Fort Lauderdale-West Palm Beach, FL	6	7	1,051,536	86.3%	94.5%	19,727	20.39	2.0%	1.7%	1.9%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	657,898	95.1%	98.8%	18,502	28.69	0.9%	1.0%	1.8%
16	Detroit-Warren-Dearborn, MI	14	7	1,366,128	95.3%	97.6%	17,845	14.65	2.0%	2.2%	1.7%
17	Ann Arbor, MI	150	4	942,205	94.4%	98.6%	17,370	18.90	1.1%	1.5%	1.7%
18	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	94.7%	95.1%	16,339	17.45	2.3%	1.7%	1.6%
19	Charlotte-Concord-Gastonia, NC-SC	21	4	1,301,437	93.2%	97.1%	16,267	14.14	1.1%	2.1%	1.5%
20	Hartford-West Hartford-East Hartford, CT	51	4	876,628	86.4%	90.1%	13,530	17.49	1.1%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	213	38,148,830	91.6%	95.4%	689,521	20.23	60.2%	61.2%	65.8%

21	Boston-Cambridge-Newton, MA-NH	11	6	771,135	95.5%	95.9%	13,219	17.89	1.7%	1.2%	1.3%
22	Port St. Lucie, FL	106	5	692,612	93.9%	98.3%	12,072	17.91	1.4%	1.1%	1.1%
23	North Port-Bradenton-Sarasota, FL	62	5	745,713	92.4%	96.5%	12,016	16.86	1.4%	1.2%	1.1%
24	Vallejo, CA	120	1	519,266	97.9%	98.3%	11,744	23.19	0.3%	0.8%	1.1%
25	Binghamton, NY	204	4	750,730	91.6%	98.4%	11,724	15.98	1.1%	1.2%	1.1%
26	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	98.8%	98.8%	11,674	15.62	0.9%	1.3%	1.1%
27	San Francisco-Oakland-Fremont, CA	13	2	506,513	76.8%	77.5%	11,604	29.73	0.6%	0.8%	1.1%

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Nashville-Davidson--Murfreesboro--Franklin, TN	34	4	771,283	95.6%	96.9%	11,338	15.24	1.1%	1.2%	1.1%
29	Memphis, TN-MS-AR	46	1	649,252	92.8%	96.0%	10,235	17.30	0.3%	1.0%	1.0%
30	Jacksonville, FL	39	3	700,569	90.9%	93.7%	9,017	14.50	0.9%	1.1%	0.9%
31	Cleveland, OH	35	3	643,028	87.5%	87.5%	8,918	16.00	0.9%	1.0%	0.8%
32	Indianapolis-Carmel-Greenwood, IN	33	2	709,560	89.9%	92.1%	8,608	13.44	0.6%	1.1%	0.8%
33	Louisville/Jefferson County, KY-IN	44	4	697,417	93.7%	98.7%	8,402	12.52	1.1%	1.1%	0.8%
34	Raleigh-Cary, NC	41	3	462,319	99.2%	99.2%	8,000	17.53	0.9%	0.7%	0.8%
35	Worcester, MA	70	3	526,403	94.2%	97.3%	7,205	16.69	0.9%	0.8%	0.7%
36	Scranton--Wilkes-Barre, PA	104	2	618,431	94.7%	99.7%	6,607	24.26	0.6%	1.0%	0.6%
37	Wilmington, NC	113	2	379,959	100.0%	100.0%	6,547	17.45	0.6%	0.6%	0.6%
38	Greensboro-High Point, NC	79	1	407,244	97.4%	100.0%	6,537	16.05	0.3%	0.6%	0.6%
39	Milwaukee-Waukesha, WI	42	3	520,769	93.6%	94.0%	6,473	13.24	0.9%	0.8%	0.6%
40	Oxnard-Thousand Oaks-Ventura, CA	76	2	316,299	84.7%	99.2%	6,341	20.99	0.6%	0.5%	0.6%
41	Hilton Head Island-Bluffton-Port Royal, SC	205	3	321,481	82.2%	98.4%	6,200	19.61	0.9%	0.5%	0.6%
42	New Haven, CT	102	4	486,863	92.7%	92.7%	6,036	13.37	1.1%	0.8%	0.6%
43	Kiryas Joel-Poughkeepsie-Newburgh, NY	86	3	401,205	95.4%	96.6%	5,778	16.04	0.9%	0.6%	0.6%
44	Atlantic City-Hammonton, NJ	154	2	315,530	98.5%	100.0%	5,709	18.09	0.6%	0.5%	0.5%
45	Spartanburg, SC	139	1	376,624	94.2%	95.4%	5,356	15.26	0.3%	0.6%	0.5%
46	College Station-Bryan, TX	176	2	296,841	97.6%	98.2%	5,205	23.52	0.6%	0.5%	0.5%
47	Manchester-Nashua, NH	130	2	234,324	99.5%	100.0%	5,188	23.79	0.6%	0.4%	0.5%
48	Cape Coral-Fort Myers, FL	73	1	281,822	97.3%	97.3%	5,055	18.93	0.3%	0.4%	0.5%
49	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	2	412,549	74.3%	79.0%	4,836	15.00	0.6%	0.7%	0.5%
50	Boulder, CO	163	1	275,919	98.5%	99.0%	4,731	17.32	0.3%	0.4%	0.5%
	50 Largest CBSAs by ABR	—	293	53,764,638	92.0%	95.5%	931,896	19.32	83.5%	85.7%	88.9%

51	Greenville-Anderson-Greer, SC	56	2	220,723	99.4%	100.0%	4,542	21.07	0.6%	0.4%	0.4%
52	Panama City-Panama City Beach, FL	212	2	403,492	99.0%	99.3%	4,484	11.36	0.6%	0.6%	0.4%
53	Norwich-New London-Willimantic, CT	177	1	245,533	87.4%	92.5%	4,480	20.17	0.3%	0.4%	0.4%
54	Bakersfield-Delano, CA	64	1	240,068	97.8%	100.0%	4,156	17.62	0.3%	0.4%	0.4%
55	Sacramento-Roseville-Folsom, CA	27	1	101,466	94.1%	100.0%	4,080	40.21	0.3%	0.2%	0.4%
56	Winston-Salem, NC	87	2	351,938	76.0%	76.0%	3,740	14.69	0.6%	0.6%	0.4%
57	Greenville, NC	253	1	233,153	100.0%	100.0%	3,727	15.99	0.3%	0.4%	0.4%
58	Springfield, MA	119	2	321,398	91.7%	92.2%	3,476	16.18	0.6%	0.5%	0.3%
59	Dayton-Kettering-Beavercreek, OH	77	1	333,998	70.5%	70.5%	3,443	15.10	0.3%	0.5%	0.3%
60	Richmond, VA	45	1	152,279	92.0%	99.3%	3,168	20.96	0.3%	0.2%	0.3%
61	Pittsfield, MA	335	1	188,493	99.1%	99.1%	3,161	16.93	0.3%	0.3%	0.3%
62	Columbus, OH	32	2	277,000	96.0%	96.1%	3,151	12.22	0.6%	0.4%	0.3%
63	Fresno, CA	49	1	200,166	96.2%	96.2%	3,094	16.06	0.3%	0.3%	0.3%
64	Savannah, GA	128	2	214,679	97.9%	97.9%	3,087	14.69	0.6%	0.3%	0.3%
65	Virginia Beach-Chesapeake-Norfolk, VA-NC	38	1	150,014	83.7%	83.7%	3,027	24.40	0.3%	0.2%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Roanoke, VA	167	2	311,149	100.0%	100.0%	3,016	11.95	0.6%	0.5%	0.3%
67	Bridgeport-Stamford-Danbury, CT	60	1	180,507	79.0%	95.2%	2,961	19.43	0.3%	0.3%	0.3%
68	Kansas City, MO-KS	31	2	286,525	96.7%	97.7%	2,904	10.37	0.6%	0.5%	0.3%
69	Concord, NH	285	1	196,542	62.9%	79.1%	2,843	19.56	0.3%	0.3%	0.3%
70	Duluth, MN-WI	181	1	183,105	83.3%	93.0%	2,541	14.93	0.3%	0.3%	0.2%
71	Santa Maria-Santa Barbara, CA	124	1	166,696	100.0%	100.0%	2,511	15.06	0.3%	0.3%	0.2%
72	Tucson, AZ	53	1	165,350	100.0%	100.0%	2,408	14.56	0.3%	0.3%	0.2%
73	Portland-South Portland, ME	103	1	287,459	83.9%	100.0%	2,362	19.84	0.3%	0.5%	0.2%
74	Flint, MI	140	1	164,632	98.5%	100.0%	2,342	14.32	0.3%	0.3%	0.2%
75	Columbus, IN	439	1	143,740	96.9%	98.1%	2,299	16.31	0.3%	0.2%	0.2%
76	Trenton-Princeton, NJ	143	1	149,993	100.0%	100.0%	2,294	15.29	0.3%	0.2%	0.2%
77	Toledo, OH	99	1	298,765	65.8%	88.9%	2,121	13.55	0.3%	0.5%	0.2%
78	Crestview-Fort Walton Beach-Destin, FL	171	1	158,118	100.0%	100.0%	2,110	13.34	0.3%	0.3%	0.2%
79	Rutland, VT	552	1	223,314	93.5%	93.5%	2,088	10.00	0.3%	0.4%	0.2%
80	Manhattan, KS	321	1	214,898	93.4%	94.4%	2,076	16.97	0.3%	0.3%	0.2%
81	Deltona-Daytona Beach-Ormond Beach, FL	84	1	184,379	75.6%	90.1%	2,071	12.47	0.3%	0.3%	0.2%
82	Austin-Round Rock-San Marcos, TX	25	1	170,605	89.5%	89.5%	2,066	13.53	0.3%	0.3%	0.2%
83	Palm Bay-Melbourne-Titusville, FL	91	1	131,243	91.3%	91.3%	1,977	16.51	0.3%	0.2%	0.2%
84	Charleston-North Charleston, SC	71	1	174,094	98.6%	98.6%	1,918	11.32	0.3%	0.3%	0.2%
85	Lexington Park, MD	230	1	92,335	100.0%	100.0%	1,868	20.23	0.3%	0.1%	0.2%
86	Ithaca, NY	382	1	204,405	69.1%	71.1%	1,864	12.82	0.3%	0.3%	0.2%
87	Murrells Inlet, SC	519	1	120,453	97.7%	97.7%	1,836	15.60	0.3%	0.2%	0.2%
88	Lansing-East Lansing, MI	116	1	160,946	100.0%	100.0%	1,781	11.07	0.3%	0.3%	0.2%
89	Corbin, KY	301	1	166,026	99.0%	99.0%	1,640	9.97	0.3%	0.3%	0.2%
90	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,540	11.66	0.3%	0.2%	0.1%
91	Knoxville, TN	61	1	119,360	100.0%	100.0%	1,455	12.19	0.3%	0.2%	0.1%
92	Corpus Christi, TX	122	1	84,667	95.3%	95.3%	1,438	17.83	0.3%	0.1%	0.1%
93	Modesto, CA	107	1	87,124	75.1%	100.0%	1,418	16.75	0.3%	0.1%	0.1%
94	St. Louis, MO-IL	23	1	137,408	69.6%	69.6%	1,387	15.01	0.3%	0.2%	0.1%
95	Parkersburg-Vienna, WV	433	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%
96	Muskegon-Norton Shores, MI	260	1	104,600	42.3%	46.2%	836	17.31	0.3%	0.2%	0.1%
97	Altoona, PA	356	1	9,894	86.7%	100.0%	391	39.52	0.3%	0.0%	0.0%
TOTAL		—	348	62,684,741	91.6%	95.1%	$1,049,958	$18.77	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,471,338	92.6%	95.8%	$147,063	$18.66	13.8%	13.5%	14.0%
2	Texas	45	7,401,326	89.7%	95.1%	134,740	19.86	12.9%	11.8%	12.8%
3	California	29	5,659,663	92.6%	96.0%	130,175	25.73	8.4%	9.0%	12.4%
4	New York	27	3,442,455	88.4%	94.3%	75,798	23.96	7.8%	5.4%	7.3%
5	Pennsylvania	22	4,211,974	95.2%	98.1%	74,637	22.21	6.3%	6.7%	7.2%
6	Illinois	15	3,824,753	88.3%	91.9%	56,984	16.66	4.3%	6.1%	5.4%
7	New Jersey	16	2,789,796	91.6%	93.8%	48,117	19.54	4.6%	4.5%	4.6%
8	Georgia	22	3,158,384	94.3%	96.3%	45,385	15.51	6.3%	5.0%	4.3%
9	North Carolina	13	3,136,050	94.0%	96.0%	44,818	15.58	3.7%	5.0%	4.3%
10	Michigan	14	2,738,511	93.4%	96.3%	40,174	16.01	4.0%	4.4%	3.8%
11	Ohio	13	2,489,723	87.6%	90.8%	32,023	17.00	3.7%	4.0%	3.0%
12	Colorado	8	1,752,123	87.9%	95.3%	27,578	17.65	2.3%	2.8%	2.6%
13	Connecticut	10	1,789,531	87.5%	91.7%	27,007	16.89	2.9%	2.9%	2.6%
14	Massachusetts	11	1,657,165	94.8%	96.0%	25,379	17.76	3.2%	2.6%	2.4%
15	Tennessee	6	1,539,895	94.8%	96.8%	23,028	15.83	1.7%	2.5%	2.2%
16	South Carolina	8	1,213,375	92.9%	97.7%	19,852	16.97	2.3%	1.9%	1.9%
17	Kentucky	6	1,543,082	96.2%	99.1%	19,663	14.33	1.7%	2.5%	1.9%
18	Minnesota	9	1,269,747	93.0%	94.8%	18,880	17.06	2.6%	2.0%	1.8%
19	Indiana	4	985,327	92.3%	94.0%	12,447	13.62	1.1%	1.6%	1.2%
20	Virginia	5	746,349	91.7%	93.2%	10,282	16.19	1.4%	1.2%	1.0%
21	New Hampshire	4	581,130	86.1%	91.9%	9,713	19.16	1.1%	0.9%	0.9%
22	Wisconsin	3	520,769	93.6%	94.0%	6,473	13.24	0.9%	0.8%	0.6%
23	Maryland	2	371,977	78.3%	83.5%	5,633	18.35	0.6%	0.6%	0.5%
24	Missouri	3	423,933	87.9%	88.6%	4,291	11.53	0.9%	0.7%	0.4%
25	Arizona	1	165,350	100.0%	100.0%	2,408	14.56	0.3%	0.3%	0.2%
26	Maine	1	287,459	83.9%	100.0%	2,362	19.84	0.3%	0.5%	0.2%
27	Vermont	1	223,314	93.5%	93.5%	2,088	10.00	0.3%	0.4%	0.2%
28	Kansas	1	214,898	93.4%	94.4%	2,076	16.97	0.3%	0.3%	0.2%
29	West Virginia	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		348	62,684,741	91.6%	95.1%	$1,049,958	$18.77	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	$2,408	$14.56	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
2	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	100.0%	4,156	17.62	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
3	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,831	32.52	Ralphs (Kroger)	Boot Barn, HomeGoods, World Market	—
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	99.0%	3,467	28.77	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,637	24.67	Stater Bros.	—	—
6	Chino Spectrum Towne Center	Chino	CA	Riverside-San Bernardino-Ontario, CA	2002	461,246	95.3%	9,858	31.84	H Mart, Sam's Club*, Walmart Supercenter*	Best Buy, BevMo, Big 5 Sporting Goods, DSW, Kohl's, Marshalls, Nordstrom Rack, Skechers, Tilly's, Ulta	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	94.3%	2,989	25.72	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	101,466	100.0%	4,080	40.21	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,743	18.62	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	97.8%	3,576	29.32	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	96.2%	3,094	16.06	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,511	15.06	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	87,124	100.0%	1,418	16.75	Grocery Outlet	dd's Discounts (Ross), Ross Dress for Less	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	94.4%	6,182	23.22	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,617	21.69	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,985	13.99	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	35.9%	1,485	23.31	—	—	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	100.0%	10,119	30.98	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	96.3%	7,074	28.39	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	98.2%	5,799	34.73	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,491	30.62	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	434,634	100.0%	13,183	30.71	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.4%	4,339	27.04	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Big 5 Sporting Goods, Burlington Stores
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	82.0%	3,511	39.41	Trader Joe's	Petco, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,086	27.47	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	187,930	99.4%	2,874	15.83	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	98.4%	4,377	29.60	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.7%	1,369	26.35	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,580	26.02	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	98.3%	11,744	23.19	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	93,904	100.0%	1,053	11.58	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	87.7%	7,698	18.63	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Hobby Lobby, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,405	13.99	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Broomfield Town Centre	Broomfield	CO	Denver-Aurora-Centennial, CO	1998	175,368	94.1%	3,098	20.95	King Soopers (Kroger)	Petco	Home Depot

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

35	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	96.6%	2,117	18.09	—	Chuze Fitness	—
36	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,441	39.46	King Soopers (Kroger)	—	—
37	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	99.0%	4,731	17.32	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
38	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	98.1%	5,035	16.15	Trader Joe's	Barnes & Noble, Cavender's Boot City, David's Bridal, Dollar Tree, DSW, Golf Galaxy, Hyper Kidz, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
39	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	94.3%	3,054	29.94	Whole Foods Market (Amazon)	Petco	—
40	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,144	15.81	Price Rite Marketplace (Wakefern)	—	The Home Depot
41	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	86.4%	3,263	12.97	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Lava Island, Namco, Pickleball Kingdom, Savers, U.S. Furniture, World Market	—
42	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	307,918	89.0%	5,479	19.98	Trader Joe's	Burlington Stores, Dollar Tree, K&G Fashion, Marshalls, Michaels, Nordstrom Rack, PetSmart, Total Wine & More, Ulta	—
43	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,734	11.91	Price Chopper (Northeast Grocery)	—	—
44	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	89.8%	1,644	17.81	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
45	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	90.8%	609	5.01	—	—	—
46	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.2%	2,961	19.43	ALDI	Esporta Fitness, Five Below, Marshalls	—
47	Waterbury Plaza	Waterbury	CT	New Haven, CT	2000	177,937	92.9%	2,639	15.97	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	245,533	92.5%	4,480	20.17	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	97.3%	5,055	18.93	Publix	bealls, Burlington Stores, Gold's Gym, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
50	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,736	20.07	BJ's Wholesale Club, Sprouts Farmers Market	Belk, Burlington Stores, HomeGoods, Marshalls, Michaels, Petco, Ulta	—
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	98.0%	8,020	27.21	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	92.7%	4,479	18.48	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	84.3%	2,054	26.94	—	Broward County Library, CVS	—
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	90.1%	2,071	12.47	Publix	Marshalls, Planet Fitness, Tractor Supply Co.	—
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,110	13.34	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	952	10.91	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,647	94.4%	3,638	12.58	NetCost Market	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,218	22.59	—	Esporta Fitness, La Familia Pawn & Jewelry	—
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	3,006	22.51	Walmart Neighborhood Market	Walgreens	—
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,675	94.1%	2,048	11.90	Publix	City Mattress, Dollar Tree, Staples	—
61	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	100.0%	3,376	30.82	Publix	—	—
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,337	25.19	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
63	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,902	15.02	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
64	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	100.0%	6,380	20.81	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,531	22.84	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,441	92.7%	5,278	23.52	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Saks OFF Fifth	—
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	94.5%	1,099	14.33	Publix	—	—
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,379	16.86	—	JAS Furniture Group, LA Fitness	Target

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,293	16.94	Publix	—	—
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,461	20.10	Seabra Foods	Office Depot	—
71	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2026	423,004	95.3%	14,075	34.91	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Main Event, Maggiano's Little Italy, Monkey Joe's, Museum of Ice Cream, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	879	13.62	Publix	—	—
73	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	97.2%	3,825	24.51	—	Goodwill, Walgreens	—
74	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,607	16.47	Publix	—	—
75	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	99.5%	2,877	9.68	Walmart Supercenter	Good Deal Charlie’s Furniture, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
76	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,473	16.32	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	98.9%	1,478	15.69	Winn-Dixie (ALDI)	—	—
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	818	14.35	Winn-Dixie (Southeastern Grocers)	—	—
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.4%	960	25.26	SuperTarget*	—	—
80	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	3,065	21.27	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
81	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	100.0%	2,561	15.12	Publix	Crunch Fitness, HomeGoods, Ross Dress For Less	—
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	91.3%	1,977	16.51	Publix	Home Centric, Planet Fitness	—
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,290	14.61	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	276,100	90.9%	4,427	18.05	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	80.6%	2,230	20.80	Publix	CVS	—
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,327	8.98	Winn-Dixie (ALDI)	bealls	—
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	174,015	81.4%	2,280	16.09	Winn-Dixie (Southeastern Grocers)	Chuck E. Cheese, Crunch Fitness	—
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	96.9%	2,417	16.49	Publix	Revive Health & Wellness	—
89	Sunrise Town Center (3)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2026	104,972	88.7%	1,843	19.79	Patel Brothers, Publix	Dollar Tree	Walmart
90	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	88.2%	3,802	10.92	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	97.1%	1,955	21.73	Publix	Phenix Salon Suites	—
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	90.2%	1,373	17.97	—	Dollar Tree, Ross Dress for Less	—
93	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,711	18.59	Publix	Petco, T.J.Maxx, Ulta	—
94	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	140,345	98.9%	1,251	9.02	ALDI	T.J.Maxx/HomeGoods	—
95	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	78.4%	949	11.02	Publix	—	—
96	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	99.4%	4,190	24.04	Publix	Planet Fitness, The Paper Store	—
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	98.0%	4,683	22.32	—	Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	93.7%	6,038	15.50	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
99	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	96.0%	566	8.91	Food Depot	Dollar Tree	—
100	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	96.6%	1,317	17.25	—	—	—
101	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	892	13.26	Publix	—	—
102	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,450	15.69	Kroger	—	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	95.7%	919	12.35	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	83.7%	815	20.95	Kroger*	—	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

105	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	93.3%	1,633	11.33	Food Depot	Staples	—
106	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
107	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,528	15.75	Publix	—	—
108	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	89.8%	1,509	15.87	Publix	—	—
109	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.2%	2,595	12.20	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
110	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,070	19.46	—	Crunch Fitness	—
111	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.1%	1,392	13.36	Kroger	—	—
112	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	93.9%	2,274	16.78	Kroger	—	—
113	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	93.6%	2,173	21.63	—	Planet Fitness	—
114	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,128	12.07	—	PGA TOUR Superstore	—
115	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,244	98.0%	3,533	13.10	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
116	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,880	16.84	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
117	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	100.0%	3,548	19.26	Kroger	DaVita Dialysis	—
118	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,207	12.25	Kroger	—	—
119	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	95.8%	4,191	21.92	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta	—
120	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	96.0%	2,708	18.59	Swadeshi	Harbor Freight Tools, Slick City	Kohl's
121	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,588	13.24	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
122	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,989	16.37	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
123	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	537,964	93.2%	5,918	12.53	Tony's Fresh Market (Heritage Grocers)	AMC, Burlington Stores, Dollar Tree, Hollywood Park, National Tire & Battery, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less, Skechers, The Collective	—
124	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	80.1%	2,904	13.28	Jewel-Osco (Albertsons)	Harbor Freight Tools, VASA Fitness	Hobby Lobby
125	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,204	14.98	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
126	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	79.5%	2,061	15.12	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
127	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	84.5%	1,451	16.10	Sunset Foods	—	—
128	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	70.1%	2,593	15.40	—	Altitude Trampoline Park, LA Fitness, Staxx Furniture	—
129	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	93.8%	1,819	17.30	Jewel-Osco (Albertsons)	Planet Fitness	—
130	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2026	533,806	93.8%	11,427	24.38	—	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
131	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	96.9%	4,813	12.81	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco, Ulta	—
132	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	94.5%	2,225	23.02	Whole Foods Market (Amazon)	Skechers	—
133	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2026	246,563	94.0%	4,093	18.03	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
134	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	97.7%	1,493	11.72	—	Ollie's Bargain Outlet	—
135	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	98.1%	2,299	16.31	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
136	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	579,129	90.8%	7,115	13.86	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
137	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,540	11.66	Pay Less (Kroger)	—	—
138	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	94.4%	2,076	16.97	Dillons (Kroger)	Good Deal Charlie's Furniture, Marshalls	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

139	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	99.6%	9,621	17.91	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
140	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	205,888	100.0%	2,070	10.57	—	Ace Pickleball Club, CVS, Dollar Tree, Tractor Supply Co.	—
141	London Marketplace	London	KY	Corbin, KY	1994	166,026	99.0%	1,640	9.97	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
142	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	98.6%	2,234	12.96	Kroger	Petco	—
143	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	96.1%	1,936	13.44	Kroger	Anytime Fitness	—
144	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,162	13.60	Kroger Marketplace	—	—
145	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,728	20.27	Roche Bros	T.J.Maxx/HomeGoods	—
146	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,191	9.10	America's Food Basket	Citi Trends, Crunch Fitness	—
147	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,430	96.9%	2,819	36.64	—	Staples	Duluth Trading Co.
148	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	89.5%	1,772	15.18	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
149	WaterTower Plaza	Leominster	MA	Worcester, MA	2025	295,840	99.0%	4,321	15.02	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J.Maxx, The Paper Store	—
150	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	66.6%	269	15.82	Hannaford Bros.*	—	Walmart
151	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	80,625	100.0%	1,873	23.23	Stop And Compare	Crunch Fitness	—
152	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,926	16.97	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
153	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	99.1%	3,161	16.93	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta	The Home Depot, Walmart
154	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	96.4%	1,704	17.37	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
155	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.8%	2,615	20.58	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
156	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,868	20.23	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
157	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,642	78.0%	3,765	17.54	Giant Food (Ahold Delhaize)	Planet Fitness, Ross Dress for Less, Ulta, Z&R Furniture	—
158	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	100.0%	2,362	19.84	ALDI	Crunch Fitness, Dollar Tree, Lowe's, O'Reilly Auto Parts	—
159	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	100.0%	7,916	19.89	Kroger	Boot Barn, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ross Dress for Less, Skechers, Ulta	—
160	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	99.1%	3,026	26.85	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
161	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,425	97.3%	5,234	18.09	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
162	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	92.8%	1,045	13.19	Busch’s Fresh Food Market	Ace Hardware	—
163	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,063	12.48	—	Ollie's Bargain Outlet, True Value	—
164	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,342	14.32	VG's Grocery (C&S Wholesale Grocers, LLC)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
165	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,781	11.07	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
166	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	46.2%	836	17.31	—	Shoe Carnival, Ulta	—
167	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.4%	3,830	13.20	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
168	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,768	97.5%	7,489	21.62	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
169	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,234	12.12	—	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills
170	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,217	7.86	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
171	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,091	100.0%	1,967	12.29	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
172	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,194	10.03	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness, Urban Air Adventure Park	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	100.0%	2,758	22.20	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
174	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,372	15.49	Cub Foods (United Natural Foods Inc.)	—	—
175	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.0%	2,541	14.93	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, Sierra Trading Post, T.J.Maxx	—
176	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	98.6%	2,282	26.27	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
177	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	95.7%	2,754	13.47	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
178	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,182	20.73	ALDI, Cub Foods*	Dollar Tree	—
179	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.0%	2,051	17.81	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
180	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	86.9%	2,790	14.94	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
181	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,150	15.74	Festival Foods (Schnucks)	Dollar Tree	—
182	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	69.6%	1,387	15.01	ALDI	Chuck E. Cheese, Michaels, Petco	—
183	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.5%	1,618	10.16	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
184	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	96.6%	1,286	10.66	Price Chopper (Cosentino Group)	—	—
185	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
186	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,584	94.2%	4,789	17.80	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
187	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,628	10.82	Patel Brothers	Big Air Trampoline, Bob's Discount Furniture, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
188	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	98.7%	2,952	16.23	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
189	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	95.6%	4,460	15.07	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, pOpshelf, Ross Dress for Less	—
190	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,537	16.05	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Total Wine & More, Ulta, Wayfair Outlet	Target
191	University Commons	Greenville	NC	Greenville, NC	1996	233,153	100.0%	3,727	15.99	Harris Teeter (Kroger)	Barnes & Noble, Five Below, HomeGoods, Petco, Shoe Carnival, T.J.Maxx	—
192	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	99.2%	3,342	19.66	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
193	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,390	12.81	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
194	New Centre Market	Wilmington	NC	Wilmington, NC	1998	144,614	100.0%	2,366	16.91	—	Burlington Stores, Dollar Tree, PetSmart, Shoe Carnival, Sportsman's Warehouse	—
195	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,181	17.77	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
196	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	74.0%	2,811	14.48	Compare Foods	ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—
197	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	929	15.34	CHEF'STORE (US Foods)	Boot Barn	—
198	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	100.0%	2,399	24.56	—	Boston Interiors, Planet Fitness	—
199	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	79.1%	2,843	19.56	Market Basket (DeMoulas Supermarkets)	Boot Barn, Burlington Stores, Five Below, Marshalls	—
200	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,789	23.17	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
201	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,264	95.8%	1,682	11.72	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
202	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,912	11.83	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
203	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,206	100.0%	5,306	25.77	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
204	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

205	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	100.0%	3,603	15.75	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
206	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,294	15.29	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
207	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	2,041	16.04	Gourmet Glatt	—	—
208	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	96.2%	7,893	24.28	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
209	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,568	58.7%	3,222	27.22	Trader Joe's	Petco, Retro Fitness	—
210	Springfield Place	Morris	NJ	New York-Newark-Jersey City, NY-NJ	1965	4,000	100.0%	267	66.75	ShopRite*	—	—
211	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,579	32.44	ShopRite	—	—
212	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	93.3%	4,875	20.52	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Ross Dress for Less, Texas Roadhouse	—
213	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	62.8%	1,240	12.37	—	—	—
214	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	100.0%	1,908	13.99	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
215	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,179	100.0%	3,801	21.21	ShopRite (Village Supermarket)	Staples	—
216	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	100.0%	1,721	19.61	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
217	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	99.2%	3,990	18.60	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
218	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,184	35.44	ALDI	T.J.Maxx	—
219	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	92.0%	1,901	25.12	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
220	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	36.1%	1,268	45.31	Stop & Shop*	—	Walgreens
221	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	95.2%	1,213	29.93	Wild by Nature Market (King Kullen)	—	—
222	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,494	20.62	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
223	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2026	196,831	100.0%	8,900	46.17	H Mart, Sprouts Farmers Market	Barnes & Noble, Best Buy, Boot Barn, GEN Korean BBQ House, T.J.Maxx, Ulta	—
224	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,484	22.00	Acme (Albertsons)	—	—
225	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	71.1%	1,864	12.82	ALDI	Planet Fitness, Ross Dress for Less, True Value, VA Community Based Outpatient	—
226	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	100.0%	1,795	24.86	Key Food Marketplace	T.J.Maxx	—
227	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	683	40.18	Trader Joe's	—	—
228	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	95.6%	1,573	26.58	KolSave Market*	Dollar Tree, Planet Fitness	—
229	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,554	42.61	North Shore Farms	CVS	—
230	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	93.5%	3,550	17.81	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
231	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	211,736	98.9%	2,269	12.47	—	Citi Trends, David's Bridal, Hobby Lobby	—
232	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	90.7%	2,025	18.29	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
233	Rockland Plaza (3)	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2026	256,640	97.9%	7,075	30.28	A Matter of Health	Barnes & Noble, Burlington Stores, Decor Home Furniture, Jembro, Ross Dress for Less, Ulta	—
234	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	95.0%	1,543	40.86	—	—	—
235	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,430	29.35	—	Dollar Tree, HomeGoods	—
236	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	93.6%	2,275	24.51	Fine Fare	Boot Barn, CVS, Ross Dress for Less	—
237	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,181	26.49	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
238	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	85.0%	1,200	31.97	—	HomeGoods	—
239	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,602	98.9%	4,509	26.44	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	—
240	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	2,211	13.82	—	Dollar Tree, Staples	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

241	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,577	12.44	—	Bob's Discount Furniture, Boot Barn, Kohl's, PetSmart, Ross Dress for Less	—
242	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,726	18.69	—	HomeGoods, Michaels, Old Navy	—
243	Town Square (2)	Vestal	NY	Binghamton, NY	1991	290,535	96.2%	5,210	19.00	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
244	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	97.9%	3,104	35.83	H Mart	—	—
245	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	99.2%	2,655	18.34	Giant Eagle	—	The Home Depot
246	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	100.0%	3,017	19.56	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
247	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	99.3%	1,677	10.18	Kroger	Pet Supplies Plus, Salvation Army	—
248	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	8,200	100.0%	279	34.02	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
249	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,735	98.4%	5,279	22.91	—	Dollar Tree, Michaels, Old Navy, PetSmart, Ross Dress For Less, T.J.Maxx, Ulta	Target
250	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,443	41.06	Kroger	—	—
251	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	100.0%	1,617	11.16	Kroger	Dollar Tree, Planet Fitness	—
252	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	91.8%	1,534	13.59	Kroger	—	—
253	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	70.5%	3,443	15.10	Health Foods Unlimited	Burlington Stores, PetSmart	—
254	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	421,977	81.2%	5,027	14.67	Giant Eagle, Marc's, BJ's Wholesale Club*	Crunch Fitness, Dollar Tree, Five Below, Marshalls, OfficeMax, Petco	—
255	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,236	17.66	—	Ollie's Bargain Outlet	—
256	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,695	29.67	Kroger	Advance Auto Parts, Rainbow Shops	—
257	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	88.9%	2,121	13.55	Kroger	Crunch Fitness, Dollar General, Fun City Us, Harbor Freight Tools	—
258	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,985	21.53	Giant Food (Ahold Delhaize)	CVS	—
259	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	100.0%	391	39.52	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
260	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	100.0%	4,690	15.03	Giant Food (Ahold Delhaize)	Citi Trends, Decor Home Furniture, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Savers, Staples	—
261	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,227	12.60	—	Ollie's Bargain Outlet, Planet Fitness	—
262	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,922	21.47	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
263	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	92.8%	2,145	23.48	Kimberton Whole Foods	Planet Fitness	—
264	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	227,216	94.6%	5,184	24.12	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
265	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	97.8%	2,203	29.49	Giant Food (Ahold Delhaize)	—	—
266	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	82.8%	623	16.70	Hung Vuong Food Market*	Planet Fitness	—
267	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	100.0%	3,891	19.60	—	Barnes & Noble, Burlington Stores, Crazy Hot Deals, Dollar Tree, Gabe's, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
268	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	212,083	100.0%	5,362	25.28	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
269	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	94.3%	1,516	21.38	—	Ross Dress for Less	—
270	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,176	21.48	Weis Markets*	DaVita Dialysis	—
271	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	100.0%	8,847	40.48	McCaffrey's	Ulta	—
272	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,195	30.04	—	Target	—
273	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	609,521	96.3%	11,621	42.91	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

274	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.8%	1,631	9.44	Redner's Warehouse Market	Decor Home Furniture, Ross Dress for Less	—
275	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	100.0%	1,880	12.16	ALDI	Dollar Tree, Five Below, Planet Fitness	—
276	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	508	12.18	Fresh Grocer*	—	—
277	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,925	17.96	ShopRite (Wakefern)	Decor Home Furniture, Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
278	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	97.5%	3,999	13.48	Redner's Warehouse Market	Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less, Staples	—
279	Wilkes-Barre Township Marketplace	Wilkes-Barre Township	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.4%	2,716	36.75	NetCost Market, Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—
280	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.1%	3,155	19.11	Kroger	—	—
281	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	100.0%	1,778	21.02	Lowes Foods (Alex Lee)	—	—
282	Circle Center (3)	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2026	68,444	96.8%	1,388	20.94	Publix	—	—
283	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,657	19.54	The Fresh Market	—	—
284	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	98.6%	1,918	11.32	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
285	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	97.7%	1,836	15.60	Publix	Petco, T.J.Maxx, Ulta	—
286	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,764	21.10	—	Petco, Ross Dress for Less, T.J.Maxx	Target
287	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2026	376,624	95.4%	5,356	15.26	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
288	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	4,161	15.86	ALDI	At Home, HomeGoods	—
289	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	304,784	96.4%	4,506	15.34	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
290	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,455	12.19	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
291	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	96.0%	10,235	17.30	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Cavender's Boot City, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Good Deal Charlie's Furniture, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	—
292	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	92.3%	1,582	15.01	Kroger	—	—
293	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,089	13.18	Kroger	—	Walgreens
294	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	2,066	13.53	Desi Brothers	Crazy Hot Deals, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
295	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	97.0%	1,705	18.32	—	Goodwill, Sky Zone	—
296	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	688	11.54	El Ahorro Supermarket	Dollar Tree	—
297	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.5%	3,690	21.52	—	Dollar Tree, HomeGoods, Spec's Liquors	Kohl's
298	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,515	30.37	Kroger	CVS	—
299	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.3%	1,438	17.83	—	Crunch Fitness, Five Below	—
300	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	97.4%	2,619	28.19	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
301	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,410	21.28	—	EōS Fitness	—
302	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.7%	1,167	17.50	—	Wellmed Medical	—
303	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	93.8%	448	10.50	—	Authentic Warehouse	—
304	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,369	14.58	El Rio Grande Latin Market	Family Dollar	—
305	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2026	581,261	93.9%	9,100	21.84	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Foot Locker, Kids Empire, LA Fitness, Ross Dress for Less, Target	—
306	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	100.0%	1,299	10.99	Food Town	bealls, Walgreens	—
307	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	98.1%	2,807	16.79	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
308	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,698	23.78	Tom Thumb (Albertsons)	DSW, Ulta	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

309	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	98.2%	19,058	24.49	SuperTarget*	Belk, Best Buy, Boot Barn, Cloudbound, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
310	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,719	19.32	Truong Nguyen Market	—	—
311	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,370	13.79	—	Painted Tree Marketplace, Planet Fitness	—
312	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	76,092	100.0%	863	12.48	Kroger	—	—
313	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,703	99.4%	3,154	34.22	—	CVS, My Salon Suites	—
314	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	793	8.62	Food Town	—	—
315	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	100.0%	1,050	14.55	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
316	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,072	77.9%	1,244	16.31	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
317	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	98.6%	3,136	15.28	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—
318	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,532	24.66	—	24 Hour Fitness	—
319	Jones Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.5%	1,203	12.22	La Michoacana Supermarket	Aaron's, Fitness Connection	—
320	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	100.0%	2,102	12.38	—	Hobby Lobby, King Dollar, Octapharma, Walgreens	—
321	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	85.1%	1,087	12.88	—	bealls, Kids Empire, Planet Fitness	—
322	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,707	94.3%	4,262	18.33	Kroger	JD Sports, Marshalls, Petco, Planet Fitness, Ross Dress for Less	—
323	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	78.2%	3,304	18.58	El Rancho (Heritage Grocers)	Dollar Tree, Melrose Fashions, Nova Healthcare, Planet Fitness	—
324	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	184,940	98.5%	2,718	15.25	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
325	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,455	13.99	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
326	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	100.0%	3,817	26.09	H-E-B	—	—
327	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	85.5%	1,192	16.87	ALDI	Dollar Tree, WeGotSoccer	—
328	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,756	29.20	Whole Foods Market (Amazon)	—	—
329	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,884	12.16	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Walgreens	—
330	LaCenterra at Cinco Ranch	Katy	TX	Houston-Pasadena-The Woodlands, TX	2006	409,284	95.5%	13,021	33.68	Trader Joe's	Alamo Drafthouse Cinema, Brown & Gay Engineers, Inc., Nike, Peloton Computer Enterprises, Regus	—
331	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	95.1%	2,121	12.26	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
332	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	98.5%	1,623	10.53	Kroger	Goodwill, Harbor Freight Tools, Walgreens	—
333	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	152,500	91.7%	3,002	22.33	Central Market (H-E-B)	—	—
334	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2026	256,407	89.3%	7,104	31.02	—	Gap Factory Store, HomeGoods, Petco, Slick City	—
335	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	99.0%	1,744	14.49	El Rancho	King Dollar, Retro Fitness	—
336	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	96.7%	4,964	31.64	Whole Foods Market (Amazon)	—	—
337	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	94.2%	2,579	12.36	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
338	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,864	21.86	—	Tesla	—
339	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,071	9.95	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
340	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	99.3%	3,168	20.96	—	Gold's Gym, Hobby Lobby	Kohl's
341	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,408	16.36	Kroger	Hamrick's	—
342	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,608	9.67	—	Dollar Tree, Kohl's, PetSmart	—
343	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	83.7%	3,027	24.40	Trader Joe's	Five Below, PetSmart, Ulta	—
344	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	93.5%	2,088	10.00	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
345	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	92.4%	3,722	18.45	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

346	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	98.6%	1,063	10.97	Pick 'n Save (Kroger)	—	—
347	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	93.5%	1,688	8.87	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
348	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					62,684,741	95.1%	$1,049,958	$18.77

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended December 31, 2025	Page 46